ENCORE CAPITAL GROUP, INC. JMP SECURITIES FINANCIAL SERVICES & REAL ESTATE CONFERENCE October 1, 2013 Exhibit 99.1

PROPRIETARY
CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
2
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the
Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms
10-K and 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY
ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING
AND RECOVERY INDUSTRY
3
We deploy capital to acquire
delinquent consumer receivables...
... and generate predictable cash
flows over a multi-year time horizon
Total Cash
Collections
Portfolio
Purchase
Price
Illustrative cash collections
2-3x
Years
1-2
Years
3-4
Years
5-6
Years
7-8
1 in 7 American consumers
have accounts with us
3.1 million consumers have
satisfied their obligations
$2.7 billion in estimated
remaining collections
27% Adjusted EBITDA
†
5-year
compound annual growth rate
3,530 employees worldwide
$1 billion collected in the last
twelve months
†
Adjusted EBITDA is a non-GAAP number which the Company considers to be and utilizes as a meaningful indicator of operating performance.  See Reconciliation of Adjusted
EBITDA to GAAP Net Income at the end of this presentation.

PROPRIETARY
WITH A STRONG DOMESTIC AND INTERNATIONAL PRESENCE
4
St Cloud, MN
Phoenix, AZ
New Delhi, India
Call Center /
Technology Site
Call Center Site
Call Center Site
San Diego, CA
Headquarters /
Call Center Site
Call Center Site
Costa Rica
San Antonio, TX
Propel
Cabot HQ /
Call Center Sites
West Malling, UK
Stratford-upon-Avon, UK
Call Center Site
Dublin, Ireland
Tampa, FL
Call Center Site
Warren, MI
Call Center Site

Original creditor

Relationship is transactional

- Attempt to collect during initial delinquency cycle
- Consumer is "charged-off" by issuer on day 181 of cycle
- No longer considered a "customer" by creditor

	Contingency collection agency	vs. encore CAPITAL GROUP
Collection time frame	• 4-6 months	• 84 months to recover financially
Consumer experience	**Pressure** • Artificial deadlines • Multiple exchanges of sensitive data • Counterproductive incentives	**Partnership** • Create partnership strategy and set goals • Tailor solutions to individuals • Single point of contact
Outcome	• Consumer is confused and frustrated	• Maximizes repayment likelihood, and ensures fair treatment encore CAPITAL GROUP

PROPRIETARY ENCORE PROVIDES A PRINCIPLED AND ESSENTIAL SERVICE 5

PROPRIETARY
OUR BUSINESS PRINCIPLES ARE BUILT ON TREATING CONSUMERS
FAIRLY AND WITH RESPECT
6
Understanding
our consumers
•
Acknowledging limitations of our consumers’
household balance sheets to align recovery plans
•
Deploying specialized surveys to test consumer
satisfaction
Making focused
investments
•
Built specialized non-collections work groups to serve
consumer needs
•
Established Consumer Credit Research Institute to
better understand the financially stressed consumer
Improving
consumer
experience
•
Living the Consumer Bill of Rights
•
Creating resources and directing financially stressed
consumers to best external references
•
Founded Consumer Experience Council

+22%
355
398
487
604
761
948
07
08
09
10
11
12

-1100 BPS
51.5
50.2
47.6
43.7
42.2
40.4
07
08
09
10
11
12

+27%
175
205
260
343
444
577
07
08
09
10
11
12

+42%
0.52
0.55
1.28
1.89
2.36
3.04
07
08
09
10
11
12

encore
CAPITAL GROUP

PROPRIETARY
ENCORE HAS DELIVERED A TRACK RECORD OF STRONG,
SUSTAINABLE FINANCIAL RESULTS
7
Strong business
fundamentals...
Cash Collections ($M) Cost to Collect  (%)
...driving
profitable
growth
Adjusted EBITDA   ($M)
Earnings Per Share   ($)
1
3
2
1. Cost to Collect is Adjusted Operating Expenses / Dollar Collected. See Reconciliation of Adjusted Operating Expenses to GAAP Total Operating Expenses at the end of this presentation. 2.
Adjusted EBITDA is a non-GAAP number which the Company considers to be and utilizes as a meaningful indicator of operating  performance. See Reconciliation of Adjusted EBITDA to GAAP
Net Income at the end of this presentation. 3. Per Fully Diluted Share from Continuing Operations
Note: Growth rate percentages for Cash Collections, Adjusted EBITDA, and EPS signify compounded annual growth rate from 2007 - 2012

H1 2013	H1 2012	Increase/ (Decrease)
Collections	$549	$472	16%
Revenue	$301	$268	12%
Cost to collect[1]	37.7%	38.9%	(120 bps)
Adjusted EBITDA[2]	$352	$292	21%
Adjusted EPS[3]	$1.70	$1.54	10%

encore CAPITAL GROUP

PROPRIETARY
AND HAS CONTINUED TO BUILD UPON THIS PERFORMANCE WITH
STRONG RESULTS THIS YEAR
8
Year over year financial results
1. Cost to Collect is Adjusted Operating Expenses / Dollar Collected. See Reconciliation of Adjusted Operating Expenses to GAAP Total Operating Expenses at the end of this presentation. 2.
Adjusted EBITDA is a non-GAAP number which the Company considers to be and utilizes as a meaningful indicator of operating performance. See Reconciliation of Adjusted EBITDA to GAAP
Net Income at the end of this presentation. 3. See reconciliation of Adjusted EPS to GAAP EPS at the end of this presentation.

($M)
3,000
2,500
2,000
1,500
1,000
500
0
+23%
892
1,063
1,160
1,389
1,571
1,967
2,741
2007
2008
2009
2010
2011
2012
Q2 2013

encore
CAPITAL GROUP

PROPRIETARY Estimated Remaining Collections in core receivables ENCORE HAS RAPIDLY GAINED SCALE AND POSITIONED ITSELF FOR SUSTAINED GROWTH 9

600
400
200
0
+22%
209
230
257
362
387
562
$683
2007
2008
2009
2010
2011
2012
TTM Q2 2013

encore
CAPITAL GROUP

PROPRIETARY THIS SCALE HAS BEEN CREATED BY MARKET LEADING INVESTMENTS 10 Capital deployed in core receivables ($M)

500
400
300
200
100
0
2007
2008
2009
2010
2011
2012
2013
Encore Capital: 30%
S&P SmallCap 600: 8%
Russell 2000: 6%
NASDAQ Financial 100: 2%

encore CAPITAL GROUP

PROPRIETARY ENCORE HAS DELIVERED INDUSTRY LEADING TOTAL SHAREHOLDER RETURN OVER THE PAST 5+ YEARS 11 Total Shareholder Return (Dec. 2007- Aug. 2013) (%)

PROPRIETARY
WE ARE WELL POSITIONED TO MAINTAIN OUR MOMENTUM AND
CONTINUE DELIVERING TOP QUARTILE TSR
12
Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
•
Specialized call
centers
•
Efficient international
operations
•
Internal legal
platform
Operational Scale
& Cost Leadership
2
Strong Capital
Stewardship
3
•
Consumer
intelligence
•
Data driven,
predictive modeling
•
Portfolio valuation at
consumer level
•
Consumer Credit
Research Institute
Superior
Analytics
1
•
Uniquely scalable
platform
•
Strategic investment
opportunities in
geographic and
paper type
adjacencies
Extendable
Business Model
4
•
Sustained success at
raising capital
- Low cost of debt
- Sustainable
borrowing capacity
and cash flow
generation
•
Prudent capital
deployment

PROPRIETARY
OUR SUPERIOR ANALYTICS STEM FROM OUR INVESTMENTS TO
BETTER UNDERSTAND CONSUMERS...
13
Industrialized
behavioral
science
R&D that
includes field
experiments
and new theory
development
Reporting and
alerts
Basic
consumer
segmentation
and targeting
Statistical
analysis and
forecasting
Simple
models to
increase
collection
returns
Predictive
modeling and
optimization
Advanced
models focused
on consumer
behavior and
financial ability
2001 2005 2012

PROPRIETARY
Encore’s individual
underwriting approach
to portfolio valuation
accommodates our
specialized operational
strengths
Low willingness
Low ability
High willingness
High capability
High willingness
Moderate capability
High willingness
Low capability
Low willingness
High ability
Low willingness
Moderate ability
...WHICH IS CLEARLY SEEN IN OUR APPROACH TO CONSUMER LEVEL
PORTFOLIO VALUATION
14
•
Strong partnership
and recovery
opportunities
•
Enforce legal contract
through formal channels
•
Payment plans and
opportunities to build
longer relationships
•
Significant discounts
and many small
payments
•
Remind consumers through
legal messaging
•
Hardship strategies and removal
from the collections process

PROPRIETARY
OUR EFFECTIVENESS HAS IMPROVED SIGNIFICANTLY THROUGH
OUR INVESTMENTS IN ANALYTICS
15
Improved liquidation in our call center channel
1
1. Of like portfolios through call center channel 2. 2008 = 100
Note: Assumes 8% marginal cost to collect through call center channel, 40% tax rate, 2.3x cumulative collections multiple, 25M diluted shares outstanding
Indexed liquidation rate
+11%
•
In 2012, we collected
$442M
through our call center channel
•
In 2008, we would have only
collected
$398M
•
~$44M
in incremental cash
collections
•
~$0.50
in incremental EPS
Impact of 11% improvement
in liquidation (2008-2012)
111
100
80
90
100
110
120
2012 Vintage 2008 Vintage
2

51.5
50.2
47.6
43.7
42.2
40.4
37.7
2007
2008
2009
2010
2011
2012
Q2 2013

PROPRIETARY
Internal Legal investments
WE HAVE THE INDUSTRY LEADING COST PLATFORM, DRIVEN BY
CONTINUING OPERATIONAL IMPROVEMENTS
16
Increased specialization in call centers
Scaling Indian call center
Improving analytics
Overall Cost to Collect   (%)
1. Cost to Collect is Adjusted Operating Cost / Dollar Collected.  See Reconciliation of Adjusted Operating Cost to GAAP Total Operating Expenses at the end of this presentation.
1

External capital
Reinvest in core
Adjacent Spaces
Return to shareholders
Cash flow
Portfolio purchases
Collections process

encore
CAPITAL GROUP

PROPRIETARY
•
Debt is our working capital
– Capital deployment business
which generates strong cash
flows
EFFICIENT CAPITAL STEWARDSHIP IS CRITICAL TO ENCORE'S
SUCCESS
17
•
Strong cash flow allows for
TSR driving investments
– Reinvest in wide range of
receivables
– Prudent investment in
adjacencies to supplement core
growth
– Return capital to shareholders
when it is highest return option

($M)
3,000
2,000
1,000
0
Net Debt[1]
Gross ERC
Gross ERC less Cost to Collect and Taxes[2]
2007
2008
2009
2010
2011
2012
Q2 2013

encore CAPITAL GROUP

PROPRIETARY
WE HAVE A STRONG ABILITY TO QUICKLY RAISE CAPITAL WHICH IS
SUPPORTED BY OUR ESTIMATED REMAINING COLLECTIONS
18
Estimated Remaining Collections (ERC) vs. Net Debt
1. Includes revolver, term loan, senior, and net convertible debt less cash (excludes Propel debt)
2.  Assumes liquidation cost to collect of 30% and a tax rate of 39.2%; Q2 2013 values as of June 30, 2013.

6,000
4,000
2,000
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

PROPRIETARY WE BELIEVE THAT OUR CURRENT ESTIMATE OF REMAINING COLLECTIONS IS CONSERVATIVE 19 Cumulative Collections - initial expectation vs. actual Actual Cash Collections Initial Projections ($M)

PROPRIETARY
OUR ABILITY TO RAISE ADDITIONAL CAPITAL ALLOWS US TO
PURSUE SUPPLEMENTAL GROWTH IN ADJACENT SPACES
20
–
No impact on ability to
purchase core US receivables
•
Propel facilities are incremental
to, and separate from, our core
debt facilities
•
We will continue to pursue and
deploy separate pools of capital
Note: Core debt includes the credit facility plus accordion
We have the debt markets expertise
to fund new opportunities...
…and structure our debt to
maximize flexibility for future growth
Separate Propel
facilities
Core debt
Total debt availability ($M)

PROPRIETARY
OUR CAPITAL DEPLOYMENT STRATEGY FOCUSES ON DELIVERING
ATTRACTIVE AND SUSTAINABLE TOTAL SHAREHOLDER RETURN
21
All investments viewed through lens of
Total Shareholder Return
Deployment priorities
Reinvestments in core
receivables business
•
All investments bound by IRR guidelines
•
Maintain operational flexibility with a
range of core asset classes
Principles for capital deployment
Investments in
adjacent spaces
•
Prudent investment in adjacent spaces
which leverage our core competencies
Return of capital
to shareholders
•
Recognize there are times when best
investment is to return cash

propel
financial services™

AACC
Asset Acceptance Capital Corp.

CABOT
CREDIT MANAGEMENT

encore
CAPITAL GROUP

PROPRIETARY
New asset
classes
Bankrupt
accounts
Outsourcing
services
International
Secured
assets
Performing
assets
WE HAVE PURSUED DEALS AND INITIATIVES THAT ALIGN WITH OUR
CORE BUSINESS
22
Expand
geographically
Focus on
bankruptcy
Cover
different
type of debt
$83.6M
investment
in BK paper
in 2012

AACC

Asset Acceptance Capital Corp.

encore CAPITAL GROUP

PROPRIETARY
Largely satisfies our 2013
purchasing goals with
attractive returns
23
THE ASSET ACCEPTANCE DEAL IS WELL ALIGNED WITH OUR
STRATEGY AND ADDS $1 BILLION TO OUR ERC
Allows us to be selective in
purchases for the remainder
of the year
Able to leverage best
practices across the two
platforms to drive synergies

300
200
100
0
2005
2007
2009
2011
2013
Initial expectations: $199M

100
80
60
40
20
0
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Initial expectations: $78M

encore CAPITAL GROUP

PROPRIETARY
WE HAVE A STRONG TRACK RECORD ACQUIRING PORTFOLIOS
FROM OTHER DEBT PURCHASERS SIMILAR TO AACC
24
$100+M portfolio purchased in 2012
Results to date:
$238M
Results to date:
$101M
$90M portfolio purchased in 2005
Cash Collections ($M) Cash Collections ($M)

PROPRIETARY
WE BELIEVE WE CAN LEVERAGE OUR PLATFORM AND CAPABILITIES TO
REALIZE SUBSTANTIAL SYNERGY VALUE AT AACC
Lower cost structure: Leverage Encore's
lower cost platform to expand margins on cash
collections
2
Match Encore's
lower collection
cost in 9-12 months
Internal legal collections: Integrate AACC's
strong internal legal platform to drive additional
overall operating efficiencies
3
Accelerate migration
to internal legal
platform by ~2 years
Source of value Expected Impact
Deeper consumer insight and analytics:
More focused segmentation and targeting,
resulting in better collections
CCM target
of > 2.5x
1
25

PROPRIETARY
WE HAVE MADE SIGNIFICANT PROGRESS EXECUTING OUR PLANS
FOR PROPEL
26
Our plan
Existing
market
•
Working to penetrate the
80% of the Texas market
that doesn't use tax lien
transfers
1
What we've delivered
•
Developed & implemented
model for direct mailing
•
Started outbound calling
w/existing Encore facilities
New
markets
•
Lobbying to introduce
legislation in other states
that will create new markets
2
•
Successfully worked with
Nevada to pass legislation
•
Advancing legislative push
to other states
•
Purchased tax lien
certificates in three states
New
opportunities
•
Exploring alternative tax lien
models that will allow us to
expand into new markets
3

($M)
200
100
0
+47%
99
121
135
198
2010
2011
2012
Q2 2013

PROPRIETARY
RESULTING IN GROWTH IN THE SIZE OF OUR PORTFOLIO WHILE
MAINTAINING AN EXCEPTIONALLY LOW RISK PROFILE
27
•
$8,600 average balance
•
8-year term
•
6-year weighted average life
•
13-15% typical interest rate
Texas portfolio characteristics
•
$227,000 average property value
•
3.9% average LTV at origination
•
Less than 1% foreclosure rate
•
Zero losses
Propel portfolio size

PROPRIETARY
Market leader in U.K. debt management
•
Over 14 years of collections growth
•
Operations in Great Britain and Ireland
Specializes in higher balance, “semi-performing”
(i.e., paying) accounts
•
Favorable repayment characteristics
Key statistics as of June 30, 2013:
•
£8.4B face-value of debt acquired for £761M
•
Statutory ERC of £1,043M
•
3.8M customer accounts
•
2013 H1 collections of £81M
•
2013 H1 capital deployment of £84M
Cabot was the leading purchaser
of debt in the U.K. in 2012
CABOT IS THE LEADING PURCHASER OF DEBT IN THE U.K.
1. £31M funded by Anacap
For FY 2012
28
91
42
0 50 100 150
(£M)
Arrow
Lowell
Cabot 130
1

PROPRIETARY
ENCORE PROVIDES CABOT WITH SEVERAL SYNERGY
OPPORTUNITIES
Leverage
Encore's
operations
and know-
how
•
Enhance collections by leveraging
Encore's efficient operations,
including our operations in India
•
Leverage Encore's experience in
secondary and tertiary debt  to
pursue new investments in the U.K.
•
Leverage Encore’s favorable
financing to fund growth
Leverage
Encore's
analytics
•
Deploy Encore's superior analytical
capabilities to the Cabot platform
•
Focus on improving account
segmentation and specialized
collection strategies
29

PROPRIETARY
ENCORE'S ACQUISITION OF CABOT WILL PROVIDE A VEHICLE TO
CONTINUE ITS STRONG EARNINGS GROWTH
Growing market
•
Encore can deploy capital in a growing market
Profitable market
•
Portfolio IRRs are strong and favorable
Timeline
•
Deal closed in Q3 of 2013
Encore Adjusted
EPS
•
Supports Encore's 15% long-term Adjusted EPS growth
1
30
1. Calculation of Adjusted EPS excludes one-time transaction and integration costs and non-cash interest associated with the Company’s convertible debt offerings.  For forward-
looking Adjusted EPS projections, such one-time costs or charges are not presently quantified

PROPRIETARY
WE ARE WELL POSITIONED TO MAINTAIN OUR MOMENTUM AND
CONTINUE DELIVERING TOP QUARTILE TSR
31
Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
•
Specialized call
centers
•
Efficient international
operations
•
Internal legal
platform
Operational Scale
& Cost Leadership
2
•
Sustained success
at raising capital
- Low cost of debt
- Sustainable
borrowing capacity
and cash flow
generation
•
Prudent capital
deployment
Strong Capital
Stewardship
3
•
Consumer
intelligence
•
Data driven,
predictive modeling
•
Portfolio valuation at
consumer level
•
Consumer Credit
Research Institute
Superior
Analytics
1
•
Uniquely scalable
platform
•
Strategic investment
opportunities in
geographic and
paper type
adjacencies
Extendable
Business Model
4

PROPRIETARY 32 APPENDIX

3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09	12/31/09
GAAP net income, as reported	4,991	(1,515)	4,568	4,187	6,751	6,162	3,028	(2,095)	8,997	6,641	9,004	8,405
(Gain) loss from discontinued operations, net of tax	550	491	401	63	(422)	(89)	46	(483)	(457)	(365)	(410)	(901)
Interest expense	4,042	4,506	4,840	5,260	5,200	4,831	5,140	5,401	4,273	3,958	3,970	3,959
Contingent interest expense	3,235	888	-	-	-	-	-	-	-	-	-	-
Pay-off of future contingent interest	-	11,733	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	3,815	(689)	1,262	2,909	4,227	4,161	2,429	(1,781)	5,670	3,936	5,676	4,078
Depreciation and amortization	527	496	486	464	438	482	396	391	410	402	443	516
Amount applied to principal on receivable portfolios	28,259	29,452	26,114	29,498	40,212	35,785	35,140	46,364	42,851	48,303	49,188	47,384
Stock-based compensation expense	801	1,204	1,281	1,001	1,094	1,228	860	382	1,080	994	1,261	1,049
Adjusted EBITDA	46,220	46,566	38,952	43,382	57,500	52,560	47,039	48,179	62,824	63,869	69,132	64,490

	3/31/10	6/30/10	9/30/10	12/31/10	3/31/11	6/30/11	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13
GAAP net income, as reported	10,861	11,730	12,290	14,171	13,679	14,775	15,310	17,134	11,406	16,596	21,308	20,167	19,448	11,012
(Gain) loss from discontinued operations, net of tax	(687)	(684)	(315)	28	(397)	(9)	(60)	101	6,702	2,392	-	-	-	
Interest expense	4,538	4,880	4,928	5,003	5,593	5,369	5,175	4,979	5,515	6,497	7,012	6,540	6,854	7,482
Provision for income taxes	6,080	6,356	6,474	9,057	8,349	9,475	9,834	10,418	11,660	12,846	13,887	13,361	12,571	7,267
Depreciation and amortization	522	591	650	789	904	958	1,054	1,165	1,240	1,420	1,533	1,647	1,846	2,158
Amount applied to principal on receivable portfolios	58,265	64,901	63,507	53,427	85,709	83,939	73,187	69,462	104,603	101,813	105,283	90,895	129,487	131,044
Stock-based compensation expense	1,761	1,446	1,549	1,254	1,765	1,810	2,405	1,729	2,266	2,539	1,905	2,084	3,001	2,179
Acquisition related expenses	-	-	-	-	-	-	-	-	489	3,774	-	-	1,276	6,948
One-time severance and consulting expenses	-	-	-	-	-	-	-	-	-	-	-	-	-	5,455
Acquisition currency hedge	-	-	-	-	-	-	-	-	-	-	-	-	-	3,630
Adjusted EBITDA	81,340	89,220	89,083	83,729	115,602	116,317	106,905	104,988	143,881	147,877	150,928	134,694	174,483	177,175

encore
CAPITAL GROUP

PROPRIETARY
RECONCILIATION OF ADJUSTED EBITDA
Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20. All periods have been adjusted to show discontinued ACG operations.
PROPRIETARY
33

PROPRIETARY
RECONCILIATION OF ADJUSTED EPS TO GAAP EPS
Six Months Ended June 30,
2013 2012
$
Per Diluted
Share
$
Per Diluted
Share
Net income from continuing operations 30,460 $1.24 37,096 $1.44
Adjustments:
Convertible notes non-cash interest and issuance
cost amortization, net of tax
1,000 $0.04
Acquisition related legal and advisory fees, net of
tax
4,980 $0.20 2,567 $0.10
Acquisition related integration and severance
costs, and consulting fees, net of tax
3,304 $0.13
Acquisition related other expenses, net of tax 2,198 $0.09
Adjusted income from continuing operations 41,942 $1.70 39,663 $1.54
34

PROPRIETARY
RECONCILIATION OF ADJUSTED OPERATING EXPENSES
2007 2008 2009 2010 2011 2012
H1
2012
H1
2013
GAAP total operating expenses, as
reported
$201,849 $216,900 249,782 $269,952 $328,566 $401,696 $194,203 $232,110
Adjustments:
Ascension Operating Costs
(14,801) (13,369) (13,218)
Stock-based compensation
expense
(4,287) (3,564) (4,384) (6,010) (7,709) (8,794) (4,805) (5,180)
Tax lien business segment
operating expenses
(5,681) (1,513) (6,526)
Acquisition related legal and
advisory fees
(4,263) (4,263) (8,224)
Acquisition related integration and
severance costs, and consulting
fees
(5,455)
Adjusted operating expenses
$182,761 $199,967 $232,180 $263,942 $320,857 $382,958 $183,622 $206,725
35
Reconciliation of Adjusted Operating Cost to GAAP Operating Expenses
(Unaudited, In Thousands)